FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on January 27, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.24) January 27, 2003 - Information on Distribution to Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   February 15, 2003                       By: /S/Samuel Molinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.24)           January 27, 2003 - Information on
                       Distribution to Certificateholders




              January 27, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.24
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1








             Principal Amt.
               Outstanding                                                                           Ending
Certificate     Prior to        Interest      Interest        Principal           Total           Certificate
   Class      Distribution        Rate      Distribution     Distribution      Distribution         Balance
IA1            $67,005,372.34       4.4494%    $248,442.78     $1,016,779.75     $1,265,222.53     $65,988,592.59
IAIO                        0       0.9200%      51,370.79                 0       $51,370.79               $0.00
IB1              4,770,804.01       5.3694%      21,346.82         13,139.12       $34,485.94       $4,757,664.89
IB2                987,085.52       5.3694%       4,416.69          2,718.50        $7,135.19         $984,367.02
IB3                740,290.70       5.5387%       3,312.41          2,038.81        $5,351.22         $738,251.89
IB4                329,059.74       5.5387%       1,472.37            906.25        $2,378.62         $328,153.49
IB5                246,701.12       5.5387%       1,103.86            679.43        $1,783.29         $246,021.69
IB6                570,869.70       5.5387%       2,554.34          1,572.21        $4,126.55         $564,265.30
IIA1            15,274,608.28       7.1214%      90,646.87      1,800,944.35    $1,891,591.22      $13,473,663.93
IIB1             1,699,822.56       7.1214%      10,087.56         88,686.51       $98,774.07       $1,611,136.05
IIB2             1,048,839.32       7.1214%       6,224.32         54,722.13       $60,946.45         $994,117.19
IIB3               542,466.25       7.1214%       3,219.26         28,302.63       $31,521.89         $514,163.62
IIB4               325,491.62       7.1214%       1,931.62         16,982.19       $18,913.81         $308,509.43
IIB5               108,517.00       7.1214%         643.99          5,661.76        $6,305.75         $102,855.24
IIB6               253,193.87       7.1214%       1,502.57         13,210.13       $14,712.70         $239,983.74
IIIA1           28,137,220.83       7.0086%     164,335.67      1,295,086.46    $1,459,422.13      $26,842,134.37
IIIB1            3,041,930.93       7.0086%      17,766.42         63,731.53       $81,497.95       $2,978,199.40
IIIB2            1,521,002.96       7.0086%       8,883.43         31,866.55       $40,749.98       $1,489,136.41
IIIB3              675,976.32       7.0086%       3,948.05         14,162.39       $18,110.44         $661,813.93
IIIB4              394,275.76       7.0086%       2,302.77          8,260.48       $10,563.25         $386,015.28
IIIB5              169,050.33       7.0086%         987.34          3,541.78        $4,529.12         $165,508.55
IIIB6              394,344.64       7.0086%       2,303.17          8,261.92       $10,565.09         $355,802.87
RI                          0       8.3212%              0                 0            $0.00               $0.00
RII                         0       8.3212%              0                 0            $0.00               $0.00

             $128,236,923.80                  $648,803.10     $4,471,254.88     $5,120,057.98     $123,730,356.88

